UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2013

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CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

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Maryland	001-35870	90-0947148
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1233 O. G. Skinner Drive, West Point, Georgia 31833
(Address of principal executive offices) (Zip Code)

(706) 645-1391
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On July 26, 2013, Charter Financial Corporation issued an earnings release announcing its financial results for the third quarter ended June 30, 2013. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 8.01.     Other Events

On July 23, 2013, the Board of Directors of Charter Financial Corporation declared a special dividend of $0.25 per share in addition to its regular quarterly dividend of $0.05 per share. The special dividend is payable on September 6, 2013 to stockholders of record on August 15, 2013. The $0.05 regular quarterly cash dividend is payable on August 29, 2013, to stockholders of record as of August 15, 2013. A press release announcing the details of the declaration is filed herewith as Exhibit 99.2.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Earnings press release dated July 26, 2013.

99.2	Dividend press release dated July 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date:	July 26, 2013	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Senior Vice President and Chief Financial Officer